UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2023

Black Bird Biotech, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52828	98-0521119
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11961 Hilltop Road, Suite 22, Argyle, Texas 76226

(Address of principal executive offices, including zip code)

(833) 223-4204

(Registrant’s telephone number, including area code)

___________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Former Independent Registered Public Accounting Firm. On December 18, 2023, Farmer, Fuqua & Huff, P.C. (“FFH”), the then-serving independent registered public accounting firm of Black Bird Biotech, Inc, a Nevada corporation (the “Company”), resigned, effective immediately. The Company has authorized FFH to respond fully to the inquiries of Mac Accounting Group & CPAs, LLP, the successor independent registered public accounting firm.

FFH’s reports on the Company’s financial statements for the years ended December 31, 2022 and 2021, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that FFH’s reports for the fiscal years ended December 31, 2022 and 2021, included an explanatory paragraph indicating that there was substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years ended December 31, 2022 and 2021, and the subsequent interim period through December 18, 2023: (i) there were no disagreements between the Company and FFH on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of FFH, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Company’s financial statements; and (ii) there were no “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K), except for the material weakness described in Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and 2021.

The Company has provided FFH with the disclosures under this Item 4.01(a) and has requested and received from FFH a copy of the letter addressed to the Securities and Exchange Commission stating that FFH agrees with the above statements. A copy of the letter from FFH is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New Independent Registered Public Accounting Firm. On December 18, 2023, the Board of Directors of the Company approved the appointment of Mac Accounting Group & CPAs, LLP (MAC) as the Company’s new independent registered public accounting firm, effective immediately. During the Company’s two most recent fiscal years ended December 31, 2022 and 2021, and the subsequent interim period through December 18, 2023, neither the Company nor anyone acting on behalf of the Company had consulted MAC regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, nor did MAC provide a written report or oral advice to the Company that MAC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from Farmer , Fuqua & Huff, P.C. to the Securities and Exchange Commission, dated December 22, 2023

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

BLACK BIRD BIOTECH, INC.

Dated: December 22, 2023.	By:	/s/ Fabian G. Deneault
Fabian G. Deneault
President

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